[Logo] M F S (R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)


                               [Graphic Omitted]


                    MFS(R) GOVERNMENT
                    MORTGAGE FUND
                    ANNUAL REPORT o JULY 31, 1999




            --------------------------------------------------------
              DIVERSIFYING YOUR INVESTMENT PORTFOLIO (see page 26)
            --------------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 11
Notes to Financial Statements ............................................. 17
Independent Auditors' Report .............................................. 23
MFS' Year 2000 Readiness Disclosure ....................................... 25
Trustees and Officers ..................................................... 29

       MFS(R) ORIGINAL RESEARCH(SM)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
It has been almost two years since financial turmoil began to rock markets in Asia, Russia, and Latin America. Even developed markets such as Europe and the United States were not immune. In the U.S. equity market, for example, investors focused on a narrow group of 50 of the largest-company growth stocks because they seemed to offer less volatility in uncertain times. Fixed-income investors also became more concerned about risk, moving money into U.S. Treasury securities and out of corporate and municipal bonds and mortgage-backed securities.

The narrowness of the market was just one of three broad issues that dominated the U.S. equity market until recently. The other two were a slowdown in corporate earnings growth and high valuations, with stocks of many companies selling at extremely high prices relative to their earnings.

Although these have been challenging issues, we now see signs that we feel demonstrate each one is changing for the better. Today, we believe the markets are presenting more opportunities for investors to diversify, for our portfolio managers to find good values, and for us to show the benefits of staying with our long-term objectives and strategies. Investors seem to be regaining confidence in a wider range of companies. Stocks of some small and mid-sized companies, as well as some large industrial companies, have begun to perform better in the past months than they had for the previous year or so. These companies appear to have benefited from signs of stability in emerging markets and a continuation of economic growth in the United States.

U.S. companies also have produced better earnings. Corporate earnings were, on average, relatively flat in 1998. However, we expect earnings to grow 12% to 14% this year because more companies have benefited from the strong economy and from aggressive consolidation and cost-cutting measures they have taken over the past several years.

Based on their earnings projections, our analysts estimate that the U.S. stock market is still about 30% overvalued. While there has been some shift to a wider group of stocks, many investors are still focusing on the large-company stocks. As a result, most of the overvaluation is in the 50 largest stocks in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.
That means about 450 stocks are selling at more attractive prices, particularly given what we see as the improved earnings outlooks for these and many small and mid-sized companies not in the S&P 500. These companies also benefit from consolidation, cost cutting, and global growth. Because they are smaller, they may be able to respond to these changes more quickly, and thus they have the potential to grow faster than the big companies.

The past two years have challenged investors. However, we believe we are well positioned for the current environment because our analysts and portfolio managers continue to rely on MFS(R) Original Research(SM) to help evaluate the long-term investment potential of each holding being considered for our portfolios. Also, we believe our discipline of staying with our clearly defined investment strategies can help us offer investment products with the potential to sustain returns over a variety of market cycles.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    August 14, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Photo of D. Richard Smith]
     D. Richard Smith

For the year ended July 31, 1999, Class A shares of the Fund provided a total return of 1.31%, Class B shares 0.49%, and Class I shares 1.42%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 2.80% return for the Lehman Brothers Government National Mortgage Association (GNMA) Index, an unmanaged index of GNMA issues with more than $50 million outstanding, and to a 1.57% return for the average GNMA fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.

Q.  WHAT HAS THE BOND MARKET ENVIRONMENT BEEN LIKE OVER THE PAST YEAR?

A. It has clearly been both challenging and volatile, starting with last summer's flight to quality, which was followed by a dramatic drop in interest rates last fall. All that changed early in the new year, when a strong fourth-quarter gross domestic product number and remarks by Federal Reserve Board (Fed) Chairman Alan Greenspan set off renewed inflation fears. Continued strong consumer spending in the United States, along with a rise in commodity prices this spring, added further fuel to the mix. Plus, it looked like Asia had hit bottom and spending would pick up there. The combination of a global inflationary scare and economic revitalization pushed interest rates back up again throughout the spring. Bond yields climbed well in advance of the Fed's decision in June to raise short-term interest rates one-quarter of a percentage point -- the first increase since February 1997. By the end of July 1999, the yield on 30-year U.S. Treasury bonds had reached 6.11%, compared to 5.71% a year earlier and 5.17% in January 1999.

Q.  HOW HAS THE MORTGAGE SECTOR IN PARTICULAR FARED?

A. We've seen somewhat of a turnaround. Last fall, with interest rates dropping quickly, mortgage bonds turned in some of their worst performance in the past decade. Homeowners began paying off their existing mortgage loans in order to refinance at lower rates. Prices on mortgage bonds fell as investors worried that the bonds they held would be paid off early, forcing them to reinvest in lower-yielding bonds. By the start of the new year, prices on mortgage bonds were quite cheap historically, and a lot of the refinancing activity was already behind us. So mortgage bonds started looking more attractive. As interest rates rose in the spring, mortgage bonds also gained an edge over Treasuries. Right now, we believe mortgages are a better value than they have been at any time over the past year.

Q.  AS MARKET CONDITIONS HAVE CHANGED, HOW HAVE YOU ADJUSTED YOUR STRATEGY?

A. We've raised our mortgage allocation considerably. Last fall we had about 80% of the Fund's net assets in mortgages. We've since rebuilt our stake to 95% of net assets. Our focus has been on 30-year mortgage bonds, which offer 40 to 50 basis points (0.4% to 0.5%) of additional yield over 15-year issues. We've bought mainly bonds with coupons (stated interest rates) between 6.5% and 7.5%. What we're avoiding are the really high-coupon bonds that have more of a chance of being paid off before maturity. We're also staying away from low-yielding bonds with coupons of 6% because they don't generate enough extra yield. We slightly lengthened duration -- a measure of the Fund's sensitivity to interest rates -- back in April, when there were indications that the economy might be slowing and that interest rates might fall. Unfortunately, this did not happen, which hurt performance. We quickly returned duration to neutral.

Q.  IN MANAGING THE FUND, DO YOU FOLLOW THE HOUSING MARKET CLOSELY?

A. We do for a few reasons. First, we watch housing closely because it's a pretty good reflection of what's going on in the economy. It's tied very closely to jobs and income. Shortages of qualified labor in housing mirror what's going on throughout the economy. At the same time, low unemployment and improving income levels translate into strong housing starts. In fact, housing starts this past year are running over five million a year -- a million greater than three or four years ago. Second, housing is a function of wealth. The stock market has created a lot of wealth in recent years, which has led to a boom in new home sales. If the stock market were to slow, it would definitely affect housing. Finally, housing bears watching because it's one of the big drivers of the economy just by virtue of the number of people employed in building and furnishing homes, as well as in supplying the raw materials for construction.

Q.  WHAT'S YOUR OUTLOOK FOR THE ECONOMY?

A. We're optimistic. Economic growth in the United States has remained surprisingly strong, with the longest expansion in recorded history. But the housing situation gives us hope that the economy will eventually slow. When mortgage rates reached a low last fall, there were a lot of refinancing opportunities. That put a lot of money in people's pockets. Often that additional money gets spent -- on a car, fixing up the house, paying bills, whatever. The net effect is that it generates a lot of economic activity. But during the spring, with interest rates rising, refinancing plummeted. So, during the second half, we may well see a domestic slowdown in consumer spending and economic growth. In addition, there are ongoing concerns in many people's minds about what could go wrong as we approach the year 2000 deadline. These concerns seem overblown, but they may temporarily slow growth in the fourth quarter. Continued productivity improvements in both the manufacturing and service sides of the U.S. economy should also help offset the tight labor market and keep inflation in check. And, although global growth seems to be picking up, we're not worried about it because there are no signs yet of strong consumer demand in Asia.

Q.  GIVEN YOUR OUTLOOK, WHAT CHANGES DO YOU FORESEE IN THE FUND'S POSITIONING?

A. We take a long-term perspective, which helps us ride out short-term volatility. With mortgages offering some of the best values we've seen in a long time, we're going to keep building our stake in that sector and collecting yield. At the same time, we plan on keeping the Fund's duration neutral, at around 4.5 to 5 years, unless we see signs of a dramatic change in the direction of interest rates. Only if we see definite signs that the economy is slowing would we lengthen duration to take advantage of falling interest rates.

/s/ D. Richard Smith
    D. Richard Smith
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   D. RICHARD SMITH IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) GOVERNMENT MORTGAGE FUND AND MFS(R) GOVERNMENT LIMITED MATURITY FUND.

   MR. SMITH JOINED MFS IN 1993. HE BECAME A PORTFOLIO MANAGER IN 1997. FROM 1986 TO 1993 HE WORKED IN RESEARCH AND INSTITUTIONAL SALES ON WALL STREET. HE IS A GRADUATE OF VASSAR COLLEGE AND HAS AN M.B.A. DEGREE FROM VANDERBILT UNIVERSITY.

   ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS(R) ORIGINAL RESEARCH(SM), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

--------------------------------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial consultant or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:               SEEKS PRIMARILY HIGH CURRENT INCOME AND, SECONDARILY,
                           PRESERVATION OF CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:   JANUARY 9, 1986

  CLASS INCEPTION:         CLASS A  JANUARY 9, 1986
                           CLASS B  SEPTEMBER 7, 1993
                           CLASS I  JANUARY 2, 1997

  SIZE:                    $690.8 MILLION NET ASSETS AS OF JULY 31, 1999

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended July 31, 1999)

                        MFS Government         Lehman
                        Mortgage Fund         Brothers
                         - Class A           GNMA Index
            -------------------------------------------
            7/89          $ 9,525              $10,000
            7/91           10,610               12,230
            7/93           13,010               15,010
            7/95           14,160               16,640
            7/97           16,310               19,600
            7/99           17,544               21,653

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
THROUGH JULY 31, 1999

CLASS A
                                       1 Year    3 Years    5 Years   10 Years
--------------------------------------------------------------------------------
Cumulative Total Return                +1.31%    +18.21%    +35.74%    +84.19%
--------------------------------------------------------------------------------
Average Annual Total Return            +1.31%    + 5.73%    + 6.30%    + 6.30%
--------------------------------------------------------------------------------
SEC Results                            -3.50%    + 4.03%    + 5.27%    + 5.78%
--------------------------------------------------------------------------------

CLASS B
                                       1 Year    3 Years    5 Years   10 Years
--------------------------------------------------------------------------------
Cumulative Total Return                +0.49%    +15.54%    +30.73%    +76.65%
--------------------------------------------------------------------------------
Average Annual Total Return            +0.49%    + 4.93%    + 5.51%    + 5.86%
--------------------------------------------------------------------------------
SEC Results                            -3.33%    + 4.04%    + 5.18%    + 5.86%
--------------------------------------------------------------------------------

CLASS I
                                       1 Year    3 Years    5 Years   10 Years
--------------------------------------------------------------------------------
Cumulative Total Return                +1.42%    +18.92%    +36.56%    +85.31%
--------------------------------------------------------------------------------
Average Annual Total Return            +1.42%    + 5.95%    + 6.43%    + 6.36%
--------------------------------------------------------------------------------

COMPARATIVE INDICES
                                       1 Year    3 Years    5 Years   10 Years
--------------------------------------------------------------------------------
Average GNMA fund*                     +1.57%    + 6.13%    + 6.55%    + 7.20%
--------------------------------------------------------------------------------
Lehman Brothers GNMA Index+            +2.80%    + 7.01%    + 7.55%    + 8.03%
--------------------------------------------------------------------------------
* Source: Lipper Analytical Services, Inc.
+ Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B. Because operating expenses of A are lower than those of B, B performance generally would have been lower than A performance. The A performance included within the B SEC performance has been adjusted to reflect the CDSC generally applicable to B rather than the initial sales charge generally applicable to A. I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Government guarantees apply to individual securities only and not to prices and yields of shares in a managed portfolio. See the prospectus for details.

The Fund may invest in mortgage-backed securities, which are subject to prepayments as homeowners pay their mortgages early by refinancing them at lower rates. Therefore, the value of securities may not increase as much as that of other fixed-income securities during periods of falling rates. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF JULY 31, 1999

PORTFOLIO STRUCTURE

               Mortgage Backed                94.9%
               U.S. Treasuries                 4.9%
               Agencies                        0.2%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS  -- July 31, 1999

Bonds - 99.0%

------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
------------------------------------------------------------------------------------------------------

U.S. Government Guaranteed - 96.9%
  Government National Mortgage Association - 92.5%
    GNMA, 6s, 2024 - 2029                                              $ 38,568           $ 35,715,897
    GNMA, 6.5s, 2012 - 2029                                             196,289            186,883,563
    GNMA, 7s, 2022 - 2029                                               251,115            245,252,466
    GNMA, 7.5s, 2017 - 2028                                              94,391             94,395,024
    GNMA, 8s, 2016 - 2028                                                66,287             67,645,730
    GNMA, 9s, 2008 - 2022                                                 2,358              2,494,317
    GNMA, 9.5s, 2009 - 2010                                               5,668              6,059,022
    GNMA, 12.5s, 2011                                                       263                300,996
                                                                                          ------------
                                                                                          $638,747,015
------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 4.4%
    U.S. Treasury Bonds, 10.375s, 2012                                 $  2,600           $  3,276,806
    U.S. Treasury Notes, 8s, 2001#                                       26,100             27,131,271
                                                                                          ------------
                                                                                          $ 30,408,077
------------------------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                                          $669,155,092
------------------------------------------------------------------------------------------------------
U.S. Federal Agencies - 2.1%
  Federal Home Loan Bank
    FHLB, 6.5s, 2029                                                   $    187           $    178,080
------------------------------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corporation - 0.8%
    FHLMC, 7.5s, 2028                                                  $  5,258           $  5,260,934
    FHLMC, 8.5s, 2009 - 2017                                                 18                 18,548
    FHLMC, 9s, 2020 - 2021                                                  321                339,469
    FHLMC, 9.5s, 2013 - 2021                                                165                175,949
                                                                                          ------------
                                                                                          $  5,794,900
------------------------------------------------------------------------------------------------------
  Federal National Mortgage Association - 1.1%
    FNMA, 8.5s, 2004 - 2008                                            $    134           $    139,324
    FNMA, 9s, 2002 - 2008                                                 6,915              7,260,362
                                                                                          ------------
                                                                                          $  7,399,686
------------------------------------------------------------------------------------------------------
  Other - 0.2%
    U.S. Department of Veteran Affairs, 7.5s, 2013                     $  1,292           $  1,300,043
------------------------------------------------------------------------------------------------------
Total U.S. Federal Agencies                                                               $ 14,672,709
------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $705,773,243)                                               $683,827,801
------------------------------------------------------------------------------------------------------

Repurchase Agreement - 0.5%
------------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 7/30/99, due 8/2/99, total to be
      received $3,607,518 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at cost                                 $  3,606           $  3,606,000
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $709,379,243)                                         $687,433,801

Other Assets, Less Liabilities - 0.5%                                                        3,317,740
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $690,751,541
------------------------------------------------------------------------------------------------------
# Security segregated as collateral for open futures contracts.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
JULY 31, 1999
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $709,379,243)            $687,433,801
  Cash                                                                      464
  Receivable for Fund shares sold                                       357,248
  Interest receivable                                                 4,433,369
  Other assets                                                           11,081
                                                                   ------------
      Total assets                                                 $692,235,963
                                                                   ------------
Liabilities:
  Payable for Fund shares reacquired                               $    890,258
  Payable for daily variation margin on open futures
    contracts                                                            21,875
  Payable to affiliates -
    Management fee                                                       15,185
    Shareholder servicing agent fee                                       3,796
    Distribution and service fee                                        158,057
    Administrative fee                                                      569
  Accrued expenses and other liabilities                                394,682
                                                                   ------------
      Total liabilities                                            $  1,484,422
                                                                   ------------
Net assets                                                         $690,751,541
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $764,622,381
  Unrealized depreciation on investments                            (22,010,165)
  Accumulated net realized loss on investments                      (51,704,132)
  Accumulated distributions in excess of net investment
    income                                                             (156,543)
                                                                   ------------
      Total                                                        $690,751,541
                                                                   ============
Shares of beneficial interest outstanding                           108,144,343
                                                                    ===========
Class A shares:
  Net asset value per share
    (net assets of $596,503,918 / 93,417,540 shares of
    beneficial interest outstanding)                                   $6.39
                                                                       =====
  Offering price per share (100 / 95.25 of net asset value
    per share)                                                         $6.71
                                                                       =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $94,186,596 / 14,717,232 shares of
    beneficial interest outstanding)                                   $6.40
                                                                       =====
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $61,027 / 9,571 shares of beneficial
    interest outstanding)                                              $6.38
                                                                       =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements.

Statement of Operations
--------------------------------------------------------------------------------
YEAR ENDED JULY 31, 1999
--------------------------------------------------------------------------------

Net investment income:
  Interest income                                                  $ 51,712,818
                                                                   ------------
  Expenses -
    Management fee                                                 $  3,450,182
    Trustees' compensation                                               69,426
    Shareholder servicing agent fee                                     834,374
    Distribution and service fee (Class A)                            1,601,670
    Distribution and service fee (Class B)                            1,264,047
    Administrative fee                                                   95,675
    Custodian fee                                                       222,576
    Printing                                                             68,199
    Postage                                                             161,054
    Auditing fees                                                        37,210
    Legal fees                                                            6,202
    Miscellaneous                                                       486,415
                                                                   ------------
      Total expenses                                               $  8,297,030
    Fees paid indirectly                                               (213,296)
    Reduction of expenses by investment adviser                        (280,080)
                                                                   ------------
      Net expenses                                                 $  7,803,654
                                                                   ------------
        Net investment income                                      $ 43,909,164
                                                                   ------------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                        $ (9,397,466)
    Futures contracts                                                (1,414,875)
                                                                   ------------
      Net realized loss on investments                             $(10,812,341)
                                                                   ------------
  Change in unrealized depreciation -
    Investments                                                    $(23,254,041)
    Futures contracts                                                   (71,458)
                                                                   ------------
      Net unrealized loss on investments                           $(23,325,499)
                                                                   ------------
        Net realized and unrealized loss on investments            $(34,137,840)
                                                                   ------------
          Increase in net assets from operations                   $  9,771,324
                                                                   ============
See notes to financial statements.

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
YEAR ENDED JULY 31,                                                     1999                         1998
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                        $  43,909,164                $  54,550,263
  Net realized gain (loss) on investments                        (10,812,341)                   9,772,406
  Net unrealized loss on investments                             (23,325,499)                 (12,706,230)
                                                               -------------                -------------
    Increase in net assets from operations                     $   9,771,324                $  51,616,439
                                                               -------------                -------------
Distributions declared to shareholders -
  From net investment income (Class A)                         $ (36,316,688)               $ (40,398,677)
  From net investment income (Class B)                            (6,273,606)                 (11,609,634)
  From net investment income (Class I)                                (3,294)                      (5,097)
  From net realized gain on investments (Class A)                       --                     (1,910,443)
  From net realized gain on investments (Class B)                       --                       (549,017)
  From net realized gain on investments (Class I)                       --                           (241)
  From paid-in capital (Class A)                                  (1,390,020)                        --
  From paid-in capital (Class B)                                    (240,095)                        --
  From paid-in capital (Class I)                                        (126)                        --
                                                               -------------                -------------
    Total distributions declared to shareholders               $ (44,223,829)               $ (54,473,109)
                                                               -------------                -------------
Net decrease in net assets from Fund share transactions        $ (86,905,441)               $(124,725,903)
                                                               -------------                -------------
      Total decrease in net assets                             $(121,357,946)               $(127,582,573)
Net assets:
  At beginning of period                                         812,109,487                  939,692,060
                                                               -------------                -------------
At end of period (including accumulated distributions in
  excess of net investment income of $156,543 and
  $184,277, respectively)                                      $ 690,751,541                $ 812,109,487
                                                               =============                =============

See notes to financial statements.


Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED JULY 31,                                      1999             1998             1997           1996           1995
-----------------------------------------------------------------------------------------------------------------------------
                                                      CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $ 6.69           $ 6.72           $ 6.53         $ 6.65         $ 6.49
                                                       ------           ------           ------         ------         ------
Income from investment operations# -
  Net investment income(S)                             $ 0.39           $ 0.43           $ 0.44         $ 0.45         $ 0.45
  Net realized and unrealized gain (loss) on
    investments                                         (0.30)           (0.03)            0.18          (0.14)          0.14
                                                       ------           ------           ------         ------         ------
      Total from investment operations                 $ 0.09           $ 0.40           $ 0.62         $ 0.31         $ 0.59
                                                       ------           ------           ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                           $(0.38)          $(0.41)          $(0.42)        $(0.42)        $(0.42)
  From net realized gain on investments                  --              (0.02)            --             --             --
  From paid-in capital                                  (0.01)            --              (0.01)         (0.01)         (0.01)
                                                       ------           ------           ------         ------         ------
      Total distributions declared to
        shareholders                                   $(0.39)          $(0.43)          $(0.43)        $(0.43)        $(0.43)
                                                       ------           ------           ------         ------         ------
Net asset value - end of period                        $ 6.39           $ 6.69           $ 6.72         $ 6.53         $ 6.65
                                                       ======           ======           ======         ======         ======
Total return(+)                                          1.31%            6.17%            9.90%          4.76%          9.60%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                             0.93%            0.97%            1.09%          1.16%          1.25%
  Net investment income                                  5.86%            6.43%            6.75%          6.75%          6.99%
Portfolio turnover                                        177%              72%              33%            25%            87%
Net assets at end of period (000,000 omitted)            $597             $657             $653           $541           $534

(S) The investment adviser voluntarily waived a portion of its fee for the period indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                            $ 0.39             --               --             --             --
      Ratios (to average net assets):
        Expenses##                                       0.97%            --               --             --             --
        Net investment income                            5.82%            --               --             --             --

  # Per share data are based on average shares outstanding.
##  The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.


Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED JULY 31,                                      1999             1998             1997           1996           1995
-----------------------------------------------------------------------------------------------------------------------------
                                                      CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $ 6.70           $ 6.72           $ 6.53         $ 6.65         $ 6.49
                                                       ------           ------           ------         ------         ------
Income from investment operations# -
  Net investment income(S)                             $ 0.34           $ 0.38           $ 0.40         $ 0.40         $ 0.41
  Net realized and unrealized gain (loss) on
    investments                                         (0.30)           (0.03)            0.17          (0.13)          0.14
                                                       ------           ------           ------         ------         ------
      Total from investment operations                 $ 0.04           $ 0.35           $ 0.57         $ 0.27         $ 0.55
                                                       ------           ------           ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                           $(0.33)          $(0.35)          $(0.37)        $(0.38)        $(0.38)
  From net realized gain on investments                  --              (0.02)            --             --             --
  From paid-in capital                                  (0.01)            --              (0.01)         (0.01)         (0.01)
                                                       ------           ------           ------         ------         ------
      Total distributions declared to
        shareholders                                   $(0.34)          $(0.37)          $(0.38)        $(0.39)        $(0.39)
                                                       ------           ------           ------         ------         ------
Net asset value - end of period                        $ 6.40           $ 6.70           $ 6.72         $ 6.53         $ 6.65
                                                       ======           ======           ======         ======         ======
Total return                                             0.49%            5.40%            9.09%          3.98%          8.81%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                             1.68%            1.72%            1.78%          1.87%          1.98%
  Net investment income                                  5.11%            5.67%            6.02%          6.01%          6.28%
Portfolio turnover                                        177%              72%              33%            25%            87%
Net assets at end of period (000,000 omitted)             $94             $155             $286           $553           $812

(S) The investment adviser voluntarily waived a portion of its fee for the period indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                            $ 0.34             --               --             --             --
      Ratios (to average net assets):
        Expenses##                                       1.72%            --               --             --             --
        Net investment income                            5.07%            --               --             --             --

  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements.


Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------
YEAR ENDED JULY 31,                                                     1999              1998             1997*
----------------------------------------------------------------------------------------------------------------
                                                                     CLASS I
----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $ 6.69            $ 6.72            $ 6.59
                                                                      ------            ------            ------
Income from investment operations# -
  Net investment income(S)                                            $ 0.41            $ 0.44            $ 0.31
  Net realized and unrealized gain (loss) on investments               (0.30)            (0.02)             0.09
                                                                      ------            ------            ------
      Total from investment operations                                $ 0.11            $ 0.42            $ 0.40
                                                                      ------            ------            ------
Less distributions declared to shareholders -
  From net investment income                                          $(0.41)           $(0.43)           $(0.26)
  From net realized gain on investments                                 --               (0.02)             --
  From paid-in capital                                                 (0.01)             --               (0.01)
                                                                      ------            ------            ------
      Total distributions declared to shareholders                    $(0.42)           $(0.45)           $(0.27)
                                                                      ------            ------            ------
Net asset value - end of period                                       $ 6.38            $ 6.69            $ 6.72
                                                                      ======            ======            ======
Total return                                                            1.42%             6.47%             6.19%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                            0.68%             0.73%             0.73%+
  Net investment income                                                 6.11%             6.67%             7.06%+
Portfolio turnover                                                       177%               72%               33%
Net assets at end of period (000 omitted)                                $61               $51              $113

(S) The investment adviser voluntarily waived a portion of its fee for the period indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
    Net investment income                                             $ 0.41              --                --
    Ratios (to average net assets):
      Expenses##                                                        0.72%             --                --
      Net investment income                                             6.07%             --                --

  * For the period from the inception of Class I, January 2, 1997, through July 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Government Mortgage Fund (the Fund) is a diversified series of MFS Series Trust X (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended July 31, 1999, $1,287,842 and $13,276 were reclassified from accumulated distributions in excess of net investment income and paid-in capital, respectively, to accumulated net realized loss on investments due to differences between book and tax accounting for mortgage-backed securities. This change had no effect on the net assets or net asset value per share. Additionally, the Fund had a distribution from paid-in capital of $1,630,241.

At July 31, 1999, the Fund, for federal income tax purposes, had a capital loss carryforward of $47,287,167 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on July 31, 2002, ($5,628,534), July 31, 2003, ($4,604,728), July
31, 2004, ($30,095,607), July 31, 2005, ($1,857,304), and July 31, 2007,
($5,100,994).

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.45% of the Fund's average daily net. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $29,770 for the year ended July 31, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $42,730 for the year ended July 31, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. Payment of the 0.10% per annum Class A distribution fee is not currently imposed, and will be implemented on such date as the Trustees of the Trust may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $142,792 for the year ended July 31, 1999. Fees incurred under the distribution plan during the year ended July 31, 1999, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares The service fee is intended to be consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $33,744 for the year ended July 31, 1999. Fees incurred under the distribution plan during the year ended June 30, 1999, were 1.00% of average daily net assets attributable to Class B shares, on an annualized basis.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended July 31, 1999, were $9,886 and $88,586 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, were as follows:

                                                PURCHASES             SALES
---------------------------------------------------------------------------
U.S. government securities                 $1,296,537,385    $1,384,267,373
                                           --------------    --------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $709,143,876
                                                               ------------
Gross unrealized depreciation                                  $(23,258,812)
Gross unrealized appreciation                                     1,267,203
                                                               ------------
    Net unrealized depreciation                                $(21,991,609)
                                                               ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                            YEAR ENDED JULY 31, 1999              YEAR ENDED JULY 31, 1998
                                       -----------------------------        ------------------------------
                                           SHARES             AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                            31,993,681      $ 211,522,023        18,176,669       $ 122,097,242
Shares issued to shareholders in
  reinvestment of distributions         2,848,073         18,841,361         3,001,790          20,014,229
Shares reacquired                     (39,521,723)      (260,742,840)      (20,335,888)       (135,963,645)
                                      -----------      -------------       -----------       -------------
    Net increase (decrease)            (4,679,969)     $ (30,379,456)          842,571       $   6,147,826
                                      ===========      =============       ===========       =============

Class B Shares
                                            YEAR ENDED JULY 31, 1999              YEAR ENDED JULY 31, 1998
                                       -----------------------------        ------------------------------
                                           SHARES             AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                             2,049,005      $  13,625,506         1,436,007       $   9,624,515
Shares issued to shareholders in
  reinvestment of distributions           568,645          3,778,588           981,420           6,552,039
Shares reacquired                     (11,091,050)       (73,942,860)      (21,872,935)       (146,988,676)
                                      -----------      -------------       -----------       -------------
    Net decrease                       (8,473,400)     $ (56,538,766)      (19,455,508)      $(130,812,122)
                                      ===========      =============       ===========       =============

Class I Shares
                                            YEAR ENDED JULY 31, 1999              YEAR ENDED JULY 31, 1998
                                       -----------------------------        ------------------------------
                                           SHARES             AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                 2,401      $      15,992             1,275       $       8,547
Shares issued to shareholders in
  reinvestment of distributions               518              3,417               770               5,123
Shares reacquired                            (997)            (6,628)          (11,278)            (75,277)
                                      -----------      -------------       -----------       -------------
    Net increase (decrease)                 1,922      $      12,781            (9,233)      $     (61,607)
                                      ===========      =============       ===========       =============

(6) Line of Credit
The Fund and other affiliated funds participate in a $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended July 31, 1999, was $7,823. The Fund had no significant borrowings during the period year.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include futures contracts. The contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts
                                                                      UNREALIZED
DESCRIPTION                EXPIRATION    CONTRACTS     POSITION     DEPRECIATION
--------------------------------------------------------------------------------
U.S. Treasury Notes    September 1999          100         Long          $64,723
                                                                         -------

At July 31, 1999, the Fund has sufficient cash and/or securities to cover any margin requirements under these contracts.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of MFS Series Trust X and Shareholders of MFS Government Mortgage Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Government Mortgage Fund (one of the series constituting MFS Series Trust X) as of July 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended July 31, 1999 and 1998, and the financial highlights for each of the years in the five-year period ended July 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at July 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Government Mortgage Fund at July 31, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 9, 1999

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 2000, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1999.

                     MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS fund shareholders, retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products. With that in mind, we created a separately funded Year 2000 Program Management Office in 1996 comprised of a specialized staff reporting directly to MFS senior management.

The Year 2000 (Y2K) problem arises because calendar-year fields in computers and software applications traditionally have used two-digit codes so that, for example, the year 1998 is coded as "98," with the "19" being implied. In the year 2000, unless necessary corrections have been made, computer applications may assume "00" refers to 1900 rather than 2000, thus resulting in systems failures or miscalculations. To address this issue, our team of dedicated business and technology managers, working with outside experts, is taking steps to ascertain the Y2K readiness of MFS' internal systems and is working with our external systems vendors to determine whether they expect their systems to be ready.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS(R) Original Research
(SM) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness. Each year, MFS' research analysts and portfolio managers conduct more than 1,000 on-site meetings with companies whose securities are, or may be, held in fund and client portfolios, and host an additional 1,500 meetings at MFS' headquarters. When assessing the Y2K readiness of these companies, MFS' research analysts and portfolio managers may rely upon discussions at these meetings as well as SEC disclosure documents and third-party reports.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS, shareholders of MFS funds, participants in retirement plans administered by MFS, or MFS' institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com or contact the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MFS(R) GOVERNMENT MORTGAGE FUND
TRUSTEES                                                  SECRETARY
Richard B. Bailey* - Private Investor;                    Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                                 ASSISTANT SECRETARY
                                                          James R. Bordewick, Jr.*
J. Atwood Ives - Chairman and Chief Executive
Officer, Eastern Enterprises (diversified services        CUSTODIAN
company)                                                  State Street Bank and Trust Company

Lawrence T. Perera - Partner, Hemenway                    AUDITORS
& Barnes (attorneys)                                      Deloitte & Touche LLP

William J. Poorvu - Adjunct Professor, Harvard            INVESTOR INFORMATION
University Graduate School of Business                    For MFS stock and bond market outlooks, call toll free:
Administration                                            1-800-637-4458 anytime from a touch-tone telephone.

Charles W.Schmidt - Private Investor                      For information on MFS mutual funds, call your
                                                          financial consultant or, for an information kit,
Arnold D. Scott* - Senior Executive                       call toll free: 1-800-637-2929 any business day from
Vice President, Director, and Secretary,                  9 a.m. to 5 p.m. Eastern time (or leave a message
MFS Investment Management                                 anytime).

Jeffrey L. Shames* - Chairman, Chief                      INVESTOR SERVICE
Executive Officer, and Director,                          MFS Service Center, Inc.
MFS Investment Management                                 P.O. Box 2281
                                                          Boston, MA 02107-9906
Elaine R. Smith - Independent Consultant
                                                          For general information, call toll free:
David B. Stone - Chairman and Director,                   1-800-225-2606 any business day from 8 a.m. to 8
North American Management Corp.                           p.m. Eastern time.
(investment advisers)
                                                          For service to speech- or hearing-impaired, call
INVESTMENT ADVISER                                        toll free: 1-800-637-6576 any business day from 9
Massachusetts Financial Services Company                  a.m. to 5 p.m. Eastern time. (To use this service,
500 Boylston Street                                       your phone must be equipped with a
Boston, MA 02116-3741                                     Telecommunications Device for the Deaf.)

DISTRIBUTOR                                               For share prices, account balances, and exchanges,
MFS Fund Distributors, Inc.                               call toll free: 1-800-MFS-TALK (1-800-637-8255)
500 Boylston Street                                       anytime from a touch-tone telephone.
Boston, MA 02116-3741
                                                          WORLD WIDE WEB
CHAIRMAN AND PRESIDENT                                    www.mfs.com
Jeffrey L. Shames*

PORTFOLIO MANAGER
D. Richard Smith*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

MFS(R) GOVERNMENT MORTGAGE FUND                                     ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741


(c)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                   MGM-2  9/99  62M  31/231/831